UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  November 21, 2006
                                                         -------------------


                              JACK IN THE BOX INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                  1-9390                95-2698708
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(State or other jurisdiction    (Commission File        (I.R.S. Employer
      of incorporation)              Number)          Identification Number)


   9330 BALBOA AVENUE, SAN DIEGO, CA                       92123
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(Address of principal executive offices)                (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
             ---------------------------------------------

     On November 21, 2006, Jack in the Box Inc. issued a press release furnished as Exhibit 99.1, announcing the company's fourth-quarter and fiscal year 2006 results, first-quarter and fiscal year 2007 guidance and long-term business outlook.

     Jack in the Box Inc. will conduct a conference call on November 21, 2006, at 8:30 a.m. PST to review Jack in the Box Inc. fourth-quarter and fiscal year 2006 results, first-quarter and fiscal year 2007 guidance and long-term business outlook. Investors can hear this conference call live by visiting the Jack in the Box Inc. home page at www.jackinthebox.com. Access the Jack in the Box Inc. home page at least 15 minutes prior to the call to download and install any necessary audio software. For a limited time, investors can hear replays of the conference call by visiting www.jackinthebox.com and clicking on the conference call link.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

             (C) EXHIBITS

The following exhibit is filed as part of this report:

Exhibit
  No.        Description
-------      -----------
99.1         Press Release of Jack in the Box Inc. dated November 21, 2006


                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           JACK IN THE BOX INC.

                                     By:   /s/ JERRY P. REBEL
                                           ------------------
                                           Jerry P. Rebel
                                           Executive Vice President
                                           Chief Financial Officer
                                           (Principal Financial Officer)
                                           (Duly Authorized Signatory)

                                           Date: November 21, 2006